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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 5, 1997



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                              94-3121462
    (State or other jurisdiction        (I.R.S. Employer Identification No.)
  of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500


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ITEM 5. OTHER EVENTS

        On November 5, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced the appointment of a new Vice President & Chief Financial Officer. Further details regarding this announcement are contained in the Company's news release dated November 5, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated November 5, 1997.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  November 5, 1997          By: /s/ ANDREAS SOMMER
                                 -------------------------------------------
                                 Andreas Sommer
                                 President and Chief Executive Officer


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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number
     --------------

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated November 5, 1997.